UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 2, 2014

TGC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32472	74-2095844
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 E. Park Blvd., Suite 955

Plano, TX  75074

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (972) 881-1099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

TGC Industries, Inc. expects to make a presentation concerning its business to potential investors at the Cowen and Company Ultimate Energy Conference on December 3, 2014.  The materials to be utilized during the presentation (the “Materials”) are furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TGC INDUSTRIES, INC.

Date: December 2, 2014	By:	/s/ Wayne A. Whitener
Wayne A. Whitener
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials.